                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       5
                   SIX-MONTH DIVIDEND HISTORY       5
                             TOP FIVE SECTORS       6
             NET ASSET VALUE AND MARKET PRICE       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

Van Kampen
wishes peace
and prosperity
to all
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

------------------------------
NYSE Ticker Symbol - VBF
------------------------------

                                                      MARKET(1)   NAV(2)
------------------------------------------------------------------------
Six-month total return                                   4.16%     5.08%
------------------------------------------------------------------------
One-year total return                                   18.57%     9.51%
------------------------------------------------------------------------
Five-year average annual total return                    8.43%     6.69%
------------------------------------------------------------------------
Ten-year average annual total return                     7.67%     7.59%
------------------------------------------------------------------------
Distribution rate as a % of closing common share
price(3)                                                           6.85%
------------------------------------------------------------------------
Net asset value                                                   $19.71
------------------------------------------------------------------------
Closing common share price                                        $19.27
------------------------------------------------------------------------
Six-month high common share price (07/03/01)                      $20.35
------------------------------------------------------------------------
Six-month low common share price (09/24/01)                       $17.85
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of December 31, 2001
- AAA/Aaa............   2.0%   [PIE CHART]
- AA/Aa..............   4.9%
- A/A................  35.5%
- BBB/Baa............  48.9%
- BB/Ba..............   6.4%
- B/B................   0.8%
- CCC/Caa............   0.1%
- Non-Rated..........   1.4%
As of June 30, 2001
- AAA/Aaa............   0.5%   [PIE CHART]
- AA/Aa..............   8.4%
- A/A................  31.4%
- BBB/Baa............  49.1%
- BB/Ba..............   9.9%
- B/B................   0.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending December 31, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/01                                                                             0.35
12/01                                                                            0.33

The dividend history represents dividends that were paid on the fund and is no guarantee of the fund's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments--December 31, 2001)

[BAR GRAPH]

                                                                           DECEMBER 31, 2001
                                                                           -----------------
Telecommunications                                                               15.80
Life Insurance                                                                    7.60
Media-Cable                                                                       6.70
Captive Finance                                                                   5.90
Electric                                                                          5.70

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--December 1991 through December 2001)

[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
12/91                                                                     19.8900                            20.1300
                                                                          19.3600                            19.6300
                                                                          19.8500                            19.7500
                                                                          20.4100                            21.2500
12/92                                                                     20.0500                            20.2500
                                                                          20.9400                            20.7500
                                                                          21.3300                            20.7500
                                                                          21.9500                            20.8800
12/93                                                                     21.2900                            20.3800
                                                                          20.1200                            18.0000
                                                                          19.0600                            18.1300
                                                                          18.7900                            17.1300
12/94                                                                     18.5900                            16.7500
                                                                          19.3000                            18.2500
                                                                          20.4100                            19.1300
                                                                          20.5700                            19.0000
12/95                                                                     21.2700                            19.6300
                                                                          20.1800                            19.3800
                                                                          19.6400                            18.1300
                                                                          19.9600                            18.7500
12/96                                                                     20.3100                            18.7500
                                                                          18.8700                            18.6300
                                                                          20.4300                            19.2500
                                                                          20.7700                            19.8100
12/97                                                                     20.9100                            20.8100
                                                                          20.9200                            20.3800
                                                                          21.1600                            19.6875
                                                                          21.3500                            19.8125
12/98                                                                     21.0900                            20.0625
                                                                          20.4000                            19.2500
                                                                          19.5900                            17.8750
                                                                          19.3100                            16.3750
12/99                                                                     18.9800                            15.6875
                                                                          18.9800                            16.0625
                                                                          18.7000                            16.7500
                                                                          18.9200                            17.0625
12/00                                                                     19.2900                            17.4375
                                                                          19.5700                            18.5000
                                                                          19.4100                            19.1500
                                                                          19.7000                            19.6000
12/01                                                                     19.7100                            19.2700

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S HIGH YIELD AND HIGH GRADE TEAMS. CURRENT MEMBERS(1) OF THE HIGH YIELD TEAM INCLUDE GORDON W. LOERY, EXECUTIVE DIRECTOR. CURRENT MEMBERS(1) OF THE HIGH GRADE TEAM INCLUDE ANGELO G. MANIOUDAKIS, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED IN THE LAST SIX MONTHS, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A   The dominant factor in the market
over the first four months of the period (as it was for most of the year) was the slowing U.S. economy. The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product (GDP) fell by 1.3 percent, its largest decline since the recession of the early 1990s.

    The Federal Reserve Bank (the "Fed") responded to this economic weakness decisively. The group cut short-term rates 11 times over the course of the year, with four of those cuts occurring after September 11. The bond market reacted favorably to the interest-rate cuts through October. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration, lower-risk assets.

    The market shifted in early November, as confidence appeared to be slowly returning to the investor psyche. A combination of stabilization in geopolitical events and a growing belief that the economy was likely to turn positive in the first half of 2002 led many investors to sell their long-duration Treasury holdings. This pushed interest rates at the long end of the curve higher while rates on the short end fell even further in response to continued interest rate cuts (the last cut of the year came on December 11). This further steepened the yield curve.

    Falling interest rates for U.S. Treasury bonds helped to make corporate bonds more attractive to investors searching for yield. Falling rates also prodded corporations to issue bonds at record levels to take advantage of low financing costs. As a result, the market was fairly evenly balanced between the supply of new issues and investors' demand for yield. While September proved to be a terrible month for corporate bonds, by the end of the year investors had started to bid up prices in anticipation of a potential economic recovery.

    For the six months through December 31, 2001, the fund produced a total return of 4.16 percent based on market price. The fund's return reflects an increase in market price from $19.15 per share on June 30, 2001, to $19.27 per share on December 31, 2001. The fund's quarterly dividend of $.3300 per share translates to a distribution rate of 6.85 percent based on the fund's closing market price on December 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return, share price and net asset value will fluctuate and fund shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers BBB Corporate Bond Index posted a total return of 4.05 percent for the same period. The Lehman Brothers BBB Corporate Bond Index is a broad-based, unmanaged index which reflects the general performance of corporate bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE FUND?

A   We kept the fund defensively
positioned for much of the period based on our concern that continued economic uncertainty would have a negative impact on corporate bonds. One of the main ways we achieved this was by maintaining the fund's investment-grade orientation by limiting its exposure to what we believed were lower-quality bonds. Within the investment-grade segment of the market, we emphasized BBB credits for their yield advantage.

    We were similarly conservative in our approach to sectors for the first months of the period. Information technology and telecommunications were two examples of sectors that we underweighted in the portfolio. Both industries faced steep business hurdles that caused us to be concerned about the underlying credit quality. We also took steps to underweight bonds issued by financial companies that we felt were too exposed to the slowing economy because of their lending activities.

    In the fall, our analysis began to indicate that the outlook for the economy was improving going into 2002. Based on this analysis, we began to adjust the portfolio to potentially benefit from any improvements as well as to take advantage of attractively priced securities. Within the financial sector, we kept the fund's exposure in below-average banks low but added to brokerage holdings, which we expected to come back from their lows. We also added selectively to the fund's transportation, healthcare and retail holdings in those cases where we felt the market had oversold particular companies that we expected would see increased demand for their goods and services. In keeping with this theme, we added to the fund's aerospace holdings.

    We also adjusted the portfolio's interest-rate profile to potentially benefit from economic developments. Given our expectations for the economy's recovery, we anticipated an end to the trend of falling interest rates. As a result, we moved to shorten the portfolio's duration slightly in the fourth quarter, and also adjusted the portfolio's exposure along the yield curve by shifting some assets out of the intermediate part of the curve.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   In general, we expect a more
constructive environment. We agree with the general sentiment that the economy may likely improve as we move through 2002, with economic growth turning positive. At the same time, we expect inflation to remain tame, coming in below 2 percent, and the dollar to remain stable.

    Within that context, we anticipate that the bond markets will react as they typically have in times of strengthening economic conditions, with interest rates rising across the yield curve as investors demand more compensation for holding bonds. In this scenario, interest rates at the short end of the curve are likely to rise even more than on the long end; this would have the effect of flattening the yield curve. We expect this may occur throughout 2002.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's Ratings Group or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short-and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                     COUPON   MATURITY                  VALUE
          CORPORATE BONDS  90.7%
          AEROSPACE & DEFENSE  3.8%
$1,865    Boeing Capital Corp. .......... 6.500%   02/15/12               $  1,859,327
   900    Lockheed Martin Corp. ......... 7.750    05/01/26                    973,508
 1,000    Lockheed Martin Corp. ......... 8.500    12/01/29                  1,197,412
 2,250    Northrop Grumman Corp. ........ 7.125    02/15/11                  2,352,868
 1,900    Raytheon Co. .................. 8.300    03/01/10                  2,111,187
                                                                          ------------
                                                                             8,494,302
                                                                          ------------
          AUTOMOTIVE  4.1%
 2,000    Daimler Chrysler NA Holding.... 7.375    09/15/06                  2,025,466
 2,355    Dana Corp., 144A--
          Private Placement (a).......... 9.000    08/15/11                  2,166,600
 3,000    Ford Motor Co. ................ 7.450    07/16/31                  2,756,289
 2,210    TRW, Inc. ..................... 7.625    03/15/06                  2,278,103
                                                                          ------------
                                                                             9,226,458
                                                                          ------------
          BANKING  1.7%
   500    JP Morgan Chase & Co. ......... 6.750    02/01/11                    512,702
 2,250    MBNA American Bank NA (b)...... 6.500    06/20/06                  2,210,015
 1,000    Washington Mutual Capital,
          Inc. .......................... 8.375    06/01/27                  1,003,332
                                                                          ------------
                                                                             3,726,049
                                                                          ------------
          BROKERAGE  2.9%
   625    Credit Suisse First Boston USA,
          Inc. .......................... 5.875    08/01/06                    636,424
 1,000    Goldman Sachs Group, Inc. ..... 7.800    01/28/10                  1,081,434
 2,225    Goldman Sachs Group, Inc. ..... 6.875    01/15/11                  2,282,627
 2,000    Lehman Brothers Holdings,
          Inc. .......................... 8.500    05/01/07                  2,222,068
   256    World Financial Prop.,
          144A-Private Placement (a)..... 6.910    09/01/13                    257,740
                                                                          ------------
                                                                             6,480,293
                                                                          ------------
          BUILDING MATERIALS  0.7%
 1,445    Centex Corp. .................. 7.875    02/01/11                  1,474,466
                                                                          ------------

          CAPTIVE FINANCE  5.5%
   180    Case Credit Corp. ............. 6.125    02/15/03                    169,726

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                     COUPON   MATURITY                  VALUE
          CAPTIVE FINANCE (CONTINUED)
$2,000    Ford Motor Credit Co. ......... 6.875%   02/01/06               $  2,004,638
 2,335    Ford Motor Credit Co. ......... 7.250    10/25/11                  2,276,165
   580    General Motors Acceptance
          Corp. ......................... 6.875    09/15/11                    569,134
 2,370    General Motors Acceptance
          Corp. ......................... 8.000    11/01/31                  2,419,061
 2,000    Heller Financial, Inc. ........ 6.375    03/15/06                  2,115,302
 2,500    International Lease Finance
          Corp. ......................... 8.375    12/15/04                  2,733,120
                                                                          ------------
                                                                            12,287,146
                                                                          ------------
          CONGLOMERATES  3.6%
 2,350    Honeywell International,
          Inc. .......................... 6.125    11/01/11                  2,329,480
 1,350    Hutchinson Whampoa Finance
          Corp., 144A-Private Placement
          (Cayman Islands) (a)........... 7.500    08/01/27                  1,277,965
 3,000    Tyco International Group SA
          (Luxembourg)................... 6.125    11/01/08                  2,966,394
 1,495    Tyco International Group SA
          (Luxembourg)................... 6.375    10/15/11                  1,463,124
                                                                          ------------
                                                                             8,036,963
                                                                          ------------
          CONSTRUCTION MACHINERY  0.1%
   300    Case Corp. .................... 6.250    12/01/03                    279,647
                                                                          ------------

          ELECTRIC  5.3%
 1,025    American Electric Power,
          Inc. .......................... 6.125    05/15/06                  1,015,624
   750    Barrett Resources Corp. (c).... 7.550    02/01/07                    806,250
 1,000    Calpine Corp. ................. 8.625    08/15/10                    895,000
 1,000    Cleveland Electric Illuminating
          Co. ........................... 7.625    08/01/02                  1,024,344
 2,000    CMS Energy Corp. (c)........... 6.750    01/15/04                  1,970,000
 1,000    Commonwealth Edison Co. ....... 8.625    02/01/22                  1,017,757
   865    Detroit Edison Co. ............ 6.125    10/01/10                    850,960
 1,665    Mirant Americas Generation LLC,
          144A- Private Placement (a).... 7.200    10/01/08                  1,472,090
 1,323    Niagara Mohawk Power Corp. .... 7.625    10/01/05                  1,399,253
 1,385    PSEG Energy Holdings........... 9.125    02/10/04                  1,456,556
                                                                          ------------
                                                                            11,907,834
                                                                          ------------
          ENTERTAINMENT  1.0%
 2,000    Time Warner Entertainment
          Co. ........................... 8.375    07/15/33                  2,274,106
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                     COUPON   MATURITY                  VALUE
          ENVIRONMENTAL SERVICES  2.4%
$  830    Republic Services, Inc. ....... 6.750%   08/15/11               $    832,567
 1,750    Waste Management, Inc. ........ 7.000    10/01/04                  1,815,926
 1,500    Waste Management, Inc. ........ 7.000    10/15/06                  1,543,242
   550    Waste Management, Inc. ........ 7.375    08/01/10                    563,270
   570    Waste Management, Inc. ........ 7.000    07/15/28                    528,472
                                                                          ------------
                                                                             5,283,477
                                                                          ------------
          FOOD  1.3%
 2,000    ConAgra Foods, Inc. ........... 7.500    09/15/05                  2,160,638
   675    Smithfield Foods, Inc.,
          144A-Private Placement (a)..... 8.000    10/15/09                    695,250
                                                                          ------------
                                                                             2,855,888
                                                                          ------------
          GAMING  1.5%
   550    Harrahs Operating Co., Inc. ... 8.000    02/01/11                    567,473
 2,000    Park Place Entertainment
          Corp. ......................... 7.950    08/01/03                  2,039,850
   180    Park Place Entertainment
          Corp. ......................... 7.500    09/01/09                    175,612
   500    Station Casinos, Inc. ......... 8.375    02/15/08                    510,000
                                                                          ------------
                                                                             3,292,935
                                                                          ------------
          HEALTHCARE  2.9%
 3,365    Aetna, Inc. ................... 7.375    03/01/06                  3,376,912
   310    Amerisourcebergen Corp. ....... 8.125    09/01/08                    319,300
 1,275    Columbia/HCA, Inc. ............ 6.910    06/15/05                  1,310,062
 1,700    Tenet Healthcare Corp.,
          144A-Private Placement (a)..... 6.875    11/15/31                  1,569,151
                                                                          ------------
                                                                             6,575,425
                                                                          ------------
          HOME CONSTRUCTION  1.1%
 2,575    Pulte Homes, Inc., 144A-Private
          Placement (a).................. 7.875    08/01/11                  2,556,295
                                                                          ------------

          INDEPENDENT ENERGY  0.2%
   455    Equistar Chemicals LP.......... 10.125   09/01/08                    459,550
                                                                          ------------

          INTEGRATED ENERGY  1.6%
 2,025    PDV America, Inc. ............. 7.875    08/01/03                  2,072,721
 1,500    Tosco Corp. ................... 8.250    05/15/03                  1,592,279
                                                                          ------------
                                                                             3,665,000
                                                                          ------------
          LIFE INSURANCE  7.1%
 2,300    Anthem Insurance Cos. Inc.,
          144A-Private Placement (a)..... 9.125    04/01/10                  2,475,226

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                     COUPON   MATURITY                  VALUE
          LIFE INSURANCE (CONTINUED)
$2,045    Cigna Corp. ................... 6.375%   10/15/11               $  2,011,644
 1,805    Hartford Life, Inc. ........... 7.375    03/01/31                  1,867,455
 1,560    Health Net, Inc. .............. 8.375    04/15/11                  1,610,939
 2,210    John Hancock Co., 144A-Private
          Placement (a).................. 7.375    02/15/24                  2,217,658
   585    Nationwide Financial Services,
          Inc. .......................... 6.250    11/15/11                    563,957
   750    Nationwide Mutual Insurance
          Co., 144A-Private Placement
          (a)............................ 7.500    02/15/24                    676,538
   550    Nationwide Mutual Insurance
          Co., 144A-Private Placement
          (a)............................ 8.250    12/01/31                    550,329
   845    Prudential Holdings, LLC,
          144A-Private Placement (a)..... 7.245    12/18/23                    868,076
 2,840    Prudential Holdings, LLC,
          144A-Private Placement (a)..... 8.695    12/18/23                  2,962,918
                                                                          ------------
                                                                            15,804,740
                                                                          ------------
          LODGING  1.0%
   390    Marriott International,
          144A-Private Placement (a)..... 7.000    01/15/08                    392,815
 2,000    Starwood Hotels & Resorts...... 6.750    11/15/05                  1,945,000
                                                                          ------------
                                                                             2,337,815
                                                                          ------------
          MEDIA-CABLE  6.3%
   250    Adelphia Communications
          Corp. ......................... 9.250    10/01/02                    252,500
   170    Adelphia Communications
          Corp. ......................... 7.875    05/01/09                    156,613
   500    Charter Communication Holdings
          LLC............................ 8.250    04/01/07                    481,250
 1,095    Comcast Cable Communications... 8.375    05/01/07                  1,208,650
 2,000    Comcast Cable Communications... 8.125    05/01/04                  2,156,538
 2,500    CSC Holdings, Inc. (c)......... 7.875    02/15/18                  2,437,500
 7,000    TCI Communications, Inc. ...... 9.250    01/15/23                  7,395,724
                                                                          ------------
                                                                            14,088,775
                                                                          ------------
          MEDIA-NONCABLE  5.3%
   460    AOL Time Warner, Inc. ......... 7.625    04/15/31                    488,048
   285    Belo Corp. .................... 8.000    11/01/08                    291,462

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                     COUPON   MATURITY                  VALUE
          MEDIA-NONCABLE (CONTINUED)
$2,500    Clear Channel Commerce, Inc. .. 7.250%   10/15/27               $  2,326,948
 1,750    Harcourt General, Inc. ........ 8.875    06/01/22                  2,044,935
 1,000    Harcourt General, Inc. ........ 7.200    08/01/27                    928,392
 2,880    News America Holdings, Inc. ... 8.875    04/26/23                  3,121,776
   470    Reed Elsevier Capital, Inc. ... 6.750    08/01/11                    477,598
 1,100    Viacom, Inc. .................. 6.625    05/15/11                  1,120,194
 1,000    Viacom, Inc. .................. 7.750    06/01/05                  1,079,076
                                                                          ------------
                                                                            11,878,429
                                                                          ------------
          NATURAL GAS DISTRIBUTORS  0.4%
   565    Consolidated Natural Gas
          Co. ........................... 6.250    11/01/11                    553,950
   425    Midamerican Funding LLC........ 6.750    03/01/11                    417,624
                                                                          ------------
                                                                               971,574
                                                                          ------------
          NATURAL GAS PIPELINES  1.2%
 1,000    Transcontinental Gas Pipe Line
          Corp. ......................... 7.250    12/01/26                    929,751
   850    Transcontinental Gas Pipe Line
          Corp., 144A-Private Placement
          (a)............................ 7.000    08/15/11                    831,051
 1,000    Williams Cos., Inc. ........... 7.500    01/15/31                    977,036
                                                                          ------------
                                                                             2,737,838
                                                                          ------------
          NONCAPTIVE--CONSUMER FINANCE  2.5%
 3,075    American Express Co. .......... 5.500    09/12/06                  3,080,547
 1,000    Household Finance Corp. ....... 7.875    03/01/07                  1,075,656
   150    Household Finance Corp. ....... 8.000    07/15/10                    161,724
 1,200    Household Finance Corp. ....... 6.750    05/15/11                  1,195,268
                                                                          ------------
                                                                             5,513,195
                                                                          ------------
          NONCAPTIVE--DIVERSIFIED FINANCE  0.5%
 1,000    General Electric Capital
          Corp. ......................... 6.500    12/10/07                  1,063,793
                                                                          ------------

          OTHER INDUSTRIAL  0.3%
   746    Stewart Enterprises, Inc. ..... 6.400    05/01/03                    747,865
                                                                          ------------

          PROPERTY & CASUALTY  1.6%
 2,000    Farmers Exchange Capital,
          144A-Private Placement (a)..... 7.050    07/15/28                  1,592,788
 1,815    Farmers Insurance Exchange
          Surplus, 144A-Private Placement
          (a)............................ 8.625    05/01/24                  1,742,525

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                     COUPON   MATURITY                  VALUE
          PROPERTY & CASUALTY (CONTINUED)
$  255    Florida Windstorm Underwriting,
          144A-Private Placement (a)..... 7.125%   02/25/19               $    262,127
                                                                          ------------
                                                                             3,597,440
                                                                          ------------
          RAILROADS  4.0%
 1,000    CSX Corp. ..................... 6.750    03/15/11                  1,017,639
 7,000    Union Pacific Corp. ........... 8.350    05/01/25                  7,990,514
                                                                          ------------
                                                                             9,008,153
                                                                          ------------
          REAL ESTATE INVESTMENT TRUSTS  1.6%
 1,310    EOP Operating LP............... 7.500    04/19/29                  1,256,959
   495    Istar Financial, Inc. ......... 8.750    08/15/08                    495,957
 1,995    Simon Property LP.............. 6.375    11/15/07                  1,950,113
                                                                          ------------
                                                                             3,703,029
                                                                          ------------
          REFINING  0.1%
   250    Vintage Petroleum, Inc. ....... 7.875    05/15/11                    246,250
                                                                          ------------

          RETAIL  3.0%
   750    Brunswick Corp. (c)............ 7.125    08/01/27                    617,780
 1,500    Federated Department Stores,
          Inc. .......................... 6.625    09/01/08                  1,497,068
 1,000    Federated Department Stores,
          Inc. .......................... 6.300    04/01/09                    975,996
   250    K-Mart Corp. (e) .............. 9.375    02/01/06                    206,884
   945    K-Mart Corp., 144A-Private
          Placement (a)(e)............... 9.875    06/15/08                    784,350
 1,200    Lowe's Cos., Inc. ............. 6.500    03/15/29                  1,162,850
   490    Lowe's Cos., Inc. ............. 6.875    02/15/28                    491,699
   820    May Department Stores Co. ..... 5.950    11/01/08                    823,856
   205    May Department Stores Co. ..... 6.700    09/15/28                    196,771
                                                                          ------------
                                                                             6,757,254
                                                                          ------------
          SUPERMARKETS  1.0%
 2,035    Kroger Co. .................... 7.375    03/01/05                  2,150,376
                                                                          ------------

          TECHNOLOGY  0.4%
   905    Sun Microsystems, Inc. ........ 7.650    08/15/09                    919,941
                                                                          ------------

          TELECOMMUNICATIONS  14.7%
   225    AT&T Corp., 144A-Private
          Placement (a).................. 7.300    11/15/11                    230,980
 2,530    AT&T Corp., 144A-Private
          Placement (a).................. 8.000    11/15/31                  2,657,095

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                     COUPON   MATURITY                  VALUE
          TELECOMMUNICATIONS (CONTINUED)
$1,110    AT&T Wireless Services,
          Inc. .......................... 8.750%   03/01/31               $  1,261,659
 1,000    AT&T Wireless Services,
          Inc. .......................... 7.875    03/01/11                  1,070,765
 2,095    Cox Communications, Inc. ...... 7.750    11/01/10                  2,240,684
 1,380    Deutsche Telekom International
          Finance (Netherlands).......... 8.250    06/15/30                  1,536,104
 1,435    Global Crossing Holdings Ltd.
          (Bermuda) (d) (e).............. 9.125    11/15/06                    157,850
   475    Global Crossing Holdings Ltd.
          (Bermuda) (d) (e).............. 8.700    08/01/07                     45,125
   125    McLeodUSA, Inc. (d) (e)........ 11.375   01/01/09                     28,750
   915    Nextel Communications, Inc. ... 9.375    11/15/09                    722,850
 2,415    Qwest Capital Funding, Inc. ... 7.250    02/15/11                  2,357,204
 1,185    Qwest Capital Funding, Inc. ... 7.750    02/15/31                  1,140,163
 2,000    Qwest Capital Funding, Inc. ... 7.900    08/15/10                  2,037,830
 5,000    United Telecommunication
          Kansas......................... 9.500    04/01/03                  5,351,745
   985    Verizon Communications,
          Inc. .......................... 6.940    04/15/28                    980,037
 1,250    Verizon Global Funding
          Corp. ......................... 6.750    12/01/05                  1,319,180
   590    Verizon New England, Inc. ..... 6.500    09/15/11                    600,923
 1,000    Vodafone Airtouch PLC (United
          Kingdom)....................... 7.750    02/15/10                  1,099,969
 7,600    WorldCom, Inc. ................ 8.250    05/15/31                  8,056,593
                                                                          ------------
                                                                            32,895,506
                                                                          ------------
TOTAL CORPORATE BONDS 90.7%............................................    203,297,807
                                                                          ------------

          CONVERTIBLE CORPORATE OBLIGATION  0.1%
   420    Corning, Inc. (Convertible into
          3,498,768 common shares).......   *      11/08/15                    219,450
                                                                          ------------

          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  2.4%
     1    Federal Home Loan Mortgage
          Corp. Pool..................... 7.375    01/01/03                        541
     4    Government National Mortgage
          Association Pool............... 10.000   10/15/16 to 07/15/20          4,875
 1,400    Ontario Province (Canada)...... 7.625    06/22/04                  1,522,346
   500    Republic of Italy (Italy)...... 5.250    04/05/06                    510,780
 3,000    Saskatchewan Province
          (Canada)....................... 8.000    07/15/04                  3,262,503
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                                  VALUE
TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  2.4%...............   $  5,301,045
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  93.2%
  (Cost $206,451,687)..................................................    208,818,302
                                                                          ------------

SHORT-TERM INVESTMENTS  5.1%
REPURCHASE AGREEMENT  4.8%
Bank of America Securities ($10,642,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/01, to
  be sold on 01/02/02 at $10,643,035)..................................     10,642,000
                                                                          ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.3%
United States Treasury Bill ($250,000 par, yielding 2.005%, 01/17/02
  maturity) (c)........................................................        249,778
United States Treasury Bill ($500,000 par, yielding 1.82%, 04/18/02
  maturity) (c)........................................................        497,310
                                                                          ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...............................        747,088
                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $11,389,088)...................................................     11,389,088
                                                                          ------------

TOTAL INVESTMENTS  98.3%
  (Cost $217,840,775)..................................................    220,207,390

OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%............................      3,783,996
                                                                          ------------

NET ASSETS  100.0%.....................................................   $223,991,386
                                                                          ============

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

(d) Non-income producing as security is in default.

(e) Subsequent to December 31, 2001, this company has filed for protection in federal bankruptcy court.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $217,840,775).......................  $220,207,390
Cash........................................................           369
Interest Receivable.........................................     4,149,729
Other.......................................................        47,241
                                                              ------------
    Total Assets............................................   224,404,729
                                                              ------------
LIABILITIES:
Payables:
  Variation Margin on Futures...............................       118,797
  Investment Advisory Fee...................................        91,924
  Shareholder Reports.......................................        32,185
  Affiliates................................................         2,948
Trustees' Deferred Compensation and Retirement Plans........       108,907
Accrued Expenses............................................        58,582
                                                              ------------
    Total Liabilities.......................................       413,343
                                                              ------------
NET ASSETS..................................................  $223,991,386
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding).....  $ 11,362,465
Capital.....................................................   207,624,858
Net Unrealized Appreciation.................................     3,039,735
Accumulated Net Realized Gain...............................     2,085,762
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (121,434)
                                                              ------------
NET ASSETS..................................................  $223,991,386
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($223,991,386 divided by
  11,362,465 shares outstanding)............................  $      19.71
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 8,115,780
Other.......................................................        1,875
                                                              -----------
    Total Income............................................    8,117,655
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      548,515
Shareholder Services........................................       51,081
Trustees' Fees and Related Expenses.........................       17,780
Custody.....................................................       14,237
Legal.......................................................        4,877
Other.......................................................       95,353
                                                              -----------
    Total Expenses..........................................      731,843
    Less Credits Earned on Cash Balances....................        4,970
                                                              -----------
    Net Expenses............................................      726,873
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 7,390,782
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 4,343,916
  Futures...................................................      755,939
                                                              -----------
Net Realized Gain...........................................    5,099,855
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,349,911
  End of the Period:
    Investments.............................................    2,366,615
    Futures.................................................      673,120
                                                              -----------
                                                                3,039,735
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,310,176)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,789,679
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $11,180,461
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended December 31, 2001 and the Year Ended June 30, 2001 (Unaudited)

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     DECEMBER 31, 2001    JUNE 30, 2001
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  7,390,782       $ 15,887,084
Net Realized Gain...................................      5,099,855          1,117,893
Net Unrealized Appreciation/Depreciation During the
  Period............................................     (1,310,176)         6,663,849
                                                       ------------       ------------
Change in Net Assets from Operations................     11,180,461         23,668,826
Distributions from and in Excess of Net Investment
  Income............................................     (7,726,054)       (15,565,382)
                                                       ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      3,454,407          8,103,444
NET ASSETS:
Beginning of the Period.............................    220,536,979        212,433,535
                                                       ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of ($121,434)
  and $802,655, respectively).......................   $223,991,386       $220,536,979
                                                       ============       ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                              SIX MONTHS
                                                ENDED
                                             DECEMBER 31,   -------------------------
                                               2001 (D)      2001     2000     1999
                                             ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....    $19.41      $18.70   $19.59   $ 21.16
                                                ------      ------   ------   -------
  Net Investment Income.....................       .65        1.40     1.43      1.41
  Net Realized and Unrealized Gain/Loss.....       .33         .68     (.93)    (1.56)
                                                ------      ------   ------   -------
Total from Investment Operations............       .98        2.08      .50      (.15)
Less Distributions from Net Investment
  Income....................................       .68        1.37     1.39      1.42
                                                ------      ------   ------   -------
NET ASSET VALUE, END OF THE PERIOD..........    $19.71      $19.41   $18.70   $ 19.59
                                                ======      ======   ======   =======

Market Price Per Share at End of the
  Period....................................    $19.27      $19.15   $16.75   $17.875
Total Investment Return at Market Price
  (a).......................................     4.16%*     23.10%    1.88%    -2.45%
Total Return at Net Asset Value (b).........     5.08%*     11.37%    2.67%    -0.87%
Net Assets at End of the Period (In
  millions).................................    $224.0      $220.5   $212.4   $ 222.6
Ratio of Operating Expenses to Average Net
  Assets....................................      .64%        .68%     .64%      .66%
Ratio of Convertible Note Expenses to
  Average Net Assets (c)....................        --          --       --        --
Ratio of Net Investment Income to Average
  Net Assets................................     6.51%       7.25%    7.48%     6.79%
Portfolio Turnover..........................       69%*        88%      71%       10%
Assuming full dilution of debt: (c)
Net Asset Value, End of the Period..........        --          --       --        --
Number of Shares Outstanding, End of the
  Period (000)..............................        --          --       --        --

*  Non-Annualized

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

(d) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the six months ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets by .18%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.


YEAR ENDED JUNE 30,
---------------------------------------------------------------------
      1998      1997     1996      1995      1994      1993     1992
---------------------------------------------------------------------
    $  20.26   $19.97   $ 20.41   $ 19.07   $ 21.33   $19.85   $18.68
    --------   ------   -------   -------   -------   ------   ------
        1.48     1.56      1.54      1.52      1.56     1.58     1.74
         .93      .27      (.44)     1.36     (2.28)    1.55     1.11
    --------   ------   -------   -------   -------   ------   ------
        2.41     1.83      1.10      2.88      (.72)    3.13     2.85
        1.51     1.54      1.54      1.54      1.54     1.65     1.68
    --------   ------   -------   -------   -------   ------   ------
    $  21.16   $20.26   $ 19.97   $ 20.41   $ 19.07   $21.33   $19.85
    ========   ======   =======   =======   =======   ======   ======

    $19.6875   $19.25   $18.125   $19.125   $18.125   $20.75   $19.75
      10.08%   15.06%     2.61%    14.89%    -5.59%   13.76%   17.12%
      12.19%    9.46%     5.94%    16.54%    -3.37%   16.35%   15.79%
    $  240.4   $230.2   $ 226.9   $ 231.9   $ 216.6   $235.6   $218.5
        .65%     .68%      .67%      .68%      .68%     .71%     .71%
          --       --        --      .39%      .82%     .98%    1.05%
       7.04%    7.70%     7.47%     7.92%     7.29%    7.65%    8.90%
         27%       8%       11%        8%        2%      19%      39%
          --       --        --        --   $ 19.07   $21.09   $19.78
          --       --        --        --    12,411   12,411   12,372

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Bond Fund (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek interest income while conserving capital through investing in a diversified portfolio consisting primarily of high-quality debt securities.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2001, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted over the expected life of each applicable security.

    As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing premium on fixed income securities. Prior to July 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $588,817 reduction in cost of securities and a corresponding $588,817 increase in net unrealized appreciation based on securities held by the Fund on July 1, 2001.

    The effect of this change for the six months ended December 31, 2001 was to decrease net investment income by $201,934; decrease net unrealized appreciation by $128,267, and increase net realized gains by $330,201. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the six months ended December 31, 2001 was to decrease net investment income and increase realized gain/loss by $27.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $2,737,618, which will expire between June 30, 2008 and June 30, 2009. Net

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $218,305,545, the aggregate gross unrealized appreciation is $5,500,800 and the aggregate gross unrealized depreciation is $3,598,955, resulting in net unrealized appreciation on long- and short-term investments of $1,901,845.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, the amount of net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2001, the Fund's custody fee was reduced by $4,970 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       0.50%
Next $100 million...........................................       0.45%
Next $100 million...........................................       0.40%
Over $350 million...........................................       0.35%

    For the six months ended December 31, 2001, the Fund recognized expenses of approximately $4,900 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2001, the Fund recognized expenses of approximately $9,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $146,650,525 and $155,385,197, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001 (Unaudited)

equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended December 31, 2001, were as follows:

                                                                CONTRACTS
Outstanding at June 30, 2001................................       -0-
Futures Opened..............................................       989
Futures Closed..............................................      (567)
                                                                  ----
Outstanding at December 31, 2001............................       422
                                                                  ====

    The futures contracts outstanding as of December 31, 2001 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                          APPRECIATION/
                                                             CONTRACTS    (DEPRECIATION)
Long Contracts:
  5-Year U.S. Treasury Note Future, March 2002-
    (Current Notional Value of $105,828 per contract)......     180          $151,099
Short Contracts:
  U.S. Treasury Bonds Future, March 2002-
    (Current Notional Value of $101,531 per contract)......     181           546,538
  2-Year U.S. Treasury Note Future, March 2002-
    (Current Notional Value of $208,984 per contract)......      30           (26,276)
  10-Year U.S. Treasury Note Future, March 2002-
    (Current Notional Value of $105,141 per contract)......      31             1,759
                                                                ---          --------
                                                                422          $673,120
                                                                ===          ========

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN BOND FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND SHAREHOLDER

SERVICING AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe LLP
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606
INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 Inquiries about an investor's account should be referred to the Fund's transfer agent

                       State Street Bank and Trust Company
                                c/o EQUISERVE LLP
                                 P.O. Box 43011
                       Providence, Rhode Island 02940-3011
                            Telephone: (800) 821-1238
                                Alaska and Hawaii
                          Call Collect: (781) 575-2000
                    Ask for Closed-End Fund Account Services

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VBF SAR 2/02                                                   Member NASD/SIPC.
                                                                 5230B02-AS-2/02